UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 8, 2004


                              THE COCA-COLA COMPANY
             (Exact name of registrant as specified in its charter)


     Delaware                      001-02217                   58-0628465
   (State or other                (Commission                 (IRS Employer
    jurisdiction                  File Number)             Identification No.)
  of incorporation)


       One Coca-Cola Plaza
         Atlanta, Georgia                                        30313
 (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (404) 676-2121



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events

Attached as Exhibit 99.1 hereto is a copy of the form of 2004 Stock Option Agreement of The Coca-Cola Company. Attached as Exhibit 99.2 is a copy of the form of 2004 Restricted Stock Agreement of The Coca-Cola Company.


Item 9.01(c)    Exhibits

Exhibit 99.1 Form of Stock Option Agreement under The Coca-Cola Company 2002 Stock Option Plan,

Exhibit 99.2 Form of Restricted Stock Agreement under The Coca-Cola Company 1989 Restricted Stock Award Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE COCA-COLA COMPANY
                                      (REGISTRANT)



Date: December 8, 2004           By: /s/Steve M. Whaley
                                     ______________________________
                                     Steve M. Whaley
                                     Vice President and General Tax
                                        Counsel




<

                                  Exhibit Index



Exhibit No.
-----------

Exhibit 99.1 Form of Stock Option Agreement under The Coca-Cola Company 2002 Stock Option Plan,

Exhibit 99.2 Form of Restricted Stock Agreement under The Coca-Cola Company 1989 Restricted Stock Award Plan .